PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2023
PROPERTY, PLANT AND EQUIPMENT
Schedule of property, plant and equipment

(In thousands)	December 31,
	2023	2022
Leasehold improvements	7,190	7,161
Machinery and equipment	5,997	619
Office equipment and furniture	682	622
Construction in progress	23	5,728
Property, plant and equipment, gross	13,892	14,130
Accumulated depreciation	(4,651)	(2,299)
Property, plant and equipment, net	$9,241	$11,831